                           PANORAMA SERIES FUND, INC.
                        Government Securities Portfolio

   Supplement dated December 3, 2007 to the Prospectus dated April 30, 2007 and to the
           Statement of Additional Information dated April 30, 2007,
                          revised as of May 25, 2007

This  supplement  amends the  Prospectus  dated April 30, 2007 and the Statement of Additional  Information dated April 30, 2007,  revised as of May 25, 2007, of
Government Securities Portfolio (the "Portfolio"), by adding the following:

The Board of Directors of Panorama Series Fund, Inc., on behalf of its series, the Portfolio, has determined that it is in the best interest of the
Portfolio's shareholders that the Portfolio reorganize with and into
Oppenheimer Core Bond Fund/VA ("Core Bond Fund/VA"). The Board unanimously approved an Agreement and Plan of Reorganization to be entered into between the Portfolio and Core Bond Fund/VA, whereby Core Bond Fund/VA will acquire all of the assets of the Portfolio in exchange for newly-issued shares of
Core Bond Fund/VA (the "Reorganization"). If the Reorganization takes place,
Portfolio shareholders will receive Non-Service shares of Core Bond Fund/VA.
Following the Reorganization, the Portfolio will liquidate and dissolve.

The Reorganization is conditioned upon, among other things, approval by the
Portfolio's shareholders. Shareholders of record, as of January 29, 2008, will be entitled to vote on the Reorganization and will receive a combined proxy statement and prospectus describing the Reorganization and the shareholder meeting. The combined proxy statement and prospectus is expected to be mailed to shareholders of record in late February 2008. The anticipated date for the shareholder meeting is on or about April 25, 2008 and, if approved by the shareholders, the Reorganization would take place shortly thereafter.

December 3, 2007
PS613.006